Exhibit 10.25

Loan No. Z269T01E

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Amended and Restated Master Loan Agreement dated July 21, 2003 (the “MLA”) , is entered into as of August 13, 2004, between CoBank, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated July 21, 2003 and numbered Z269T01D.

SECTION 1.  The Revolving Term Loan Commitment. On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make Loans to the Company during the period set forth below in an aggregate principal amount not to exceed $58,276,702.22 at any one time outstanding (the “Commitment”). Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.  Purpose. The purpose of the Commitment is to finance the operating needs of the Company.

SECTION 3.  Term. The term of the Commitment shall be from the date hereof, up to and including August 1, 2005, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4.  Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)    CoBank Base Rate. At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its CoBank Base Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The CoBank Base Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company of any such change.

(B)    Quoted Rate. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that: (1) the maximum fixed period shall be 1 day; and (2) the minimum amount that may be fixed each time shall be $2,000,000.00.

(C)    LIBOR Option. At a fixed rate equal to  “LIBOR” (as hereinafter defined) plus 90 basis points per annum (the “LIBOR”  Spread). Under this option: (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1,2,3, or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 3 Banking Days’ prior notice. For purposes hereof: (i) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association ( the “BBA”) at 11:00 a.m. London time two Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England;

and (iii) “Interest Period” shall mean a period commencing on the day the company elects to fix a rate under this option and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3, or 6 months or 1 year thereafter, as the case may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; and (v) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(D)    Treasury Option.  At a fixed rate equal to Applicable Treasury Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below) above the “U.S. Treasury Rate” (as hereinafter defined). Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from two years to the final maturity date of the loan, as selected by the Company. However, rates may not be fixed in such a manner as to require the Company to have to repay and fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal. For purposes hereof, the “U.S. Treasury Rate” shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed. If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations

TREASURY MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable Treasury Margin)
Two Years	U.S.$ Constant Maturity Treasury Rate (“US$CMT”)	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Rate (For Two to Ten Year Fixed Rate Products Only)	CoBank’s cost of funds (as reasonably determined by CoBank in its sole discretion)	105 bps

The spread over all of the above indices, including the Floor (Minimum) Rate, may increase or decrease for future fixed amounts based on the Company’s previous fiscal quarter’s leverage ratio, as follows:

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LEVERAGE RATIO (as defined below)	INCREASE/DECREASE TO SPREAD	CHANGE TO APPLICABLE LIBOR and TREASURY MARGINS (IN BASIS POINTS)
A. Equal to or greater than, 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

Leverage Ratio: The Company will maintain a leverage ratio of not more than 1.50:1.0. Leverage ratio is long term (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and Minimum Net Working Capital (as defined in the MLA No. Z269, Section 10, as it may be amended), divided by total members investments plus the estimated unit retains.

Changes to the Applicable LIBOR or Treasury Margin shall be made quarterly on the latter of either: (a) five business days after the Bank’s receipt of the Company’s certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter. If the Company fails to timely furnish to CoBank the compliance certificate as required to be delivered pursuant to the MLA, then the change to the Applicable LIBOR and Treasury Margin shall be an increase of the highest permitted under the above chart.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foreging, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans.  In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

SECTION 5.         Promissory Note.  The Company promises to repay the loans that are outstanding in 6 equal, consecutive annual principal payments of $9,396,579.17, with the first such payment due on or before December 31, 2004, and a final principal payment due in an amount equal to the remaining unpaid principal balance on or before December 31, 2010. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on

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which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 hereof.  This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

The Company shall be permitted to make special payments, in a minimum amount of $388,500,0.00, on the variable rate portion of this loan, when all short term financing, including the Company’s seasonal loans, Commodity Credit Corporation loans and other short term loans have been zeroed out.  These special payments may be readvanced through the expiration date of the Commitment.  Reinstatement may be denied and canceled at any time at the option of CoBank.  The reinstatable commitments arising from such special payments shall be subject to the Commitment Fee as described in Section 8 below.

SECTION 6.  Prepayment.  Subject to Section 13 of the MLA, the loans may be prepaid in whole or in part on one CoBank business day’s prior written notice.  During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify.  After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.  Commitment Fee.  In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter.  Such fee shall be payable for each quarter (or portion thereof) occuring during the original or any extended term of the Commitment.

SECTION 8.  Commitments Arising From Special Payments.  Commitments arising as a result of special payments described in Section 5 above shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily unused commitment.  Any such fees incurred shall be payable on the last day of the calender quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which such reinstatable commitments were outstanding.

SECTION 9.  Security.  In addidtion to any other security that may otherwise be required or provided, the Company’s obligations to CoBank under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent, as amended on January 31, 2003 by that certain Modification Agreement to the Amended and Restated Mortgage and Security Agreement.

SECTION 10.  Amendment Fee.  In consideration of the amendment, the Company agrees to pay to CoBank on the execution hereof a fee in the amount of $3,713.48.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBank, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Teresa Fountain	By:	/s/ Sam Wai

Title:	Assistant Corporate Secretary	Title:	Treasurer

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Loan No. Z269T01ENP

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Amended and Restated Master Loan Agreement dated July 21, 2003 (the “MLA”), is entered into as of August 13, 2004, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated July 21, 2003 and numbered Z269T01DNP.

SECTION 1.  The Revolving Term Loan Commitment.  On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $49,079,855.68 at any one time outstanding (the “Commitment”).  Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.  Purpose.  The purpose of the Commitment is to finance the operating needs of the Company.

SECTION 3.  Term.  The term of the Commitment shall be from the date hereof, up to and including August 1, 2005, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4.  Interest.  The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)          CoBank Base Rate.  At a rate per annum equal at all times of the rate of interest established by CoBank from time to time as its CoBank Base Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate.  The CoBank Base Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company of any such change.

(B)          Quoted Rate.  At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that:  (1) the maximum fixed period shall be 1 day; and (2) the minimum amount that may be fixed each time shall be $2,000,000.00.

(C)          LIBOR Option.  At a fixed rate equal to “LIBOR” (as hereinafter defined) plus 90 basis points per annum (the “LIBOR” Spread).  Under this option:  (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3 or 6 months, or 1 year, as selected by the Company, (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 3 Banking Days’ prior notice.  For purposes hereof:  (i) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association (the “BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest for Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg or another major information vendor listed on the BBA’s official website; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the case may be; provided, however, that:  (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (iv) “Eurocurrency Liabilities” shall have meaning as set forth in FRB Regulation D; and (v) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(D)          Treasury Option.   At a fixed rate equal to the Applicable Treasury Margin per annum (as described in terms of basis points (“bps”) in the chart immediately set forth below) above the “U.S. Treasury Rate” (as hereinafter defined).  Under this option, balances of $2,000,000.00 or more may be fixed on or before for periods ranging from two years to the final maturity date of the loan, as selected by the Company.  However, rates may not be fixed in such a manner as to require the Company to have to repay any fixed rate balance prior to the last day of its fixed rate period in order to pay any installment of principal.  For purposes hereof, the “U.S. Treasury Rate” shall mean the yield to maturity on U.S. Treasury instruments having the same maturity date as the last day of the fixed rate period selected by the Company, as calculated from the bid price indicated by Telerate (page 5) at the time the rate is fixed.  If, however, no instrument is indicated for the maturity selected, then the rate shall be interpolated based on the bid prices quoted for the next longest and shortest maturities so indicated.  In the event Teleratae ceases to provide such quotations or materially changes the form or substance of page 5 (as determined by CoBank), then CoBank will notify the Company and the parties hereto will agree upon a substitute basis for obtaining such quotations.

TREASURY MARGINS

FIXED RATE PRODUCT	INDEX	SPREAD OVER INDEX IN BASIS POINTS (Applicable Treasury Margin)
Two Years	U.S. $ Constant Maturity Treasury (“US$CMT”)	125 bps
Three Years	US$CMT	125 bps
Four Years	US$CMT	125 bps
Five Years	US$CMT	125 bps
Seven Years	US$CMT	140 bps
Ten Years	US$CMT	140 bps
Floor (Minimum) Rate (For Two to Ten Year Fixed Rate Products Only)	CoBank’s cost of funds (as reasonably determined by Co Bank in its sole discretion)	105 bps

The spread over all of the above indices, including the Floor (Minimum) Rate, may increase or decrease for future fixed amounts based on the Company’s previous fiscal quarter’s leverage ratio, as follows:

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LEVERAGE RATIO (as defined below)	INCREASE / DECREASE TO SPREAD	CHANGE TO APPLICABLE LIBOR and TREASURY MARGINS (IN BASIS POINTS)

A. Equal to or greater than 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

Leverage Ratio:   The Company will maintain a leverage ratio of not more than 1.50:1.0. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and Minimum Net Working Capital (as defined in the MLA No. Z269, Section 10, as it may be amended), divided by total members investments plus the estimated unity retains.

Changes to the Applicable LIBOR or Treasury Margin shall be made quarterly on the latter of either: (a) five business days after the Bank’s receipt of the Company’s certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter.  If the Company fails to timely furnish to CoBank the compliance certificate as required to be delivered pursuant to the MLA, then the change to the Applicable LIBOR and Treasury Margin shall be an increase of the highest permitted under the above chart.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options.  Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof.  Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans.  In the event CoBank so consents and the Commitment is not renewed, then each balance so fixed shall be due and payable on the last day of its fixed rate period, and the promissory note set forth below shall be deemed amended accordingly.  All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 noon Company’s local time.  Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable quarterly in arrears by the 20th day of the following month.

SECTION 5.   Promissory Note.   The Company promises to repay the loans that are outstanding in 5 equal, consecutive annual principal payments of $7,603,420.83, with the first such payment due on or before December 31, 2004, and a final principal payment due in an amount equal to the remaining unpaid principal balance on or before December 31, 2009.  If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business.  In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4

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hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

The Company shall be permitted to make special payments, in a minimum amount of $111,500.00, on the variable rate portion of this loan, when all short term financing, including the Company’s seasonal loans, Commodity Credit Corporation loans and other short term loans have been zeroed out. These special payments may be readvanced through the expiration date of the Commitment. Reinstatement may be denied and canceled at any time at the option of CoBank. The reinstatable commitments arising from such special payments shall be subject to the Commitment Fee as described in Section 8 below.

SECTION 6.  Prepayment. Subject to Section 13 of the MLA, the loans may be prepaid in whole or in part on one CoBank business day’s prior written notice. During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify. After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7.  Commitment Fee. In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

SECTION 8.  Commitments Arising From Special Payments.  Commitments arising as a result of special payments described in Section 5 above shall be subject to a commitment fee of 25 basis points (0.25%) on an annualized basis, on the average daily unused commitment. Any such fees incurred shall be payable on the last day of the calendar quarter, in arrears, computed on the basis of a year of 360 days for the actual number of days elapsed in which such reinstatable commitments were outstanding.

SECTION 9.  Security. In addition to any other security that may otherwise be required or provided, the Company’s obligations to CoBank under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperative (now known as CoBank as a result of merger), as Collateral Agent, as amended on January 31, 2003 by that certain Modification Agreement to the Amended and Restated Mortgage and Security Agreement.

SECTION 10.  Amendment Fee. In consideration of the amendment, the Company agrees to pay to CoBank on the execution hereof a fee in the amount of $10,583.89.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBank, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Teresa Fountain	By:	/s/ Sam Wai

Title:	Assistant Corporate Secretary	Title:	TREASURER

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Loan No. Z269T05A

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Amended and Restated Master Loan Agreement dated July 21, 2003 (the “MLA”), is entered into as of July 20, 2004, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated July 21,2003 and numbered Z269T05.

SECTION 1. The Revolving Term Loan Commitment. On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed $15,000,000,00 at any one time outstanding (the “Commitment”). Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2. Purpose. The purpose of the Commitment is to provide for short-term commercial and standby letters of credit, and, if the Commitment under the Statused Revolving Credit Supplement No. Z269S01G (as it may be amended from time to time) is fully advanced, then to provide for the operating needs of the Company.

SECTION 3. Term. The term of the Commitment shall be from the date hereof, up to and including August 1, 2006, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4. Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)          Base Rate Option.  At a rate per annum at all times equal to the Base Rate.  For the purposes hereof, Base Rate means that rate in effect from day to day defined as the “prime rate” as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States; thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publication or cease publishing the “prime rate” on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Lender in its reasonable discretion. Loans for which the Base Rate option is selected are referred to herein as “Base Rate Loans”. Base Rate Loans shall be made available on any Banking Day.

(B)          Quoted Rate. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance.  Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that: (1) the maximum fixed period shall be 1 day; and (2) the minimum amount that may be fixed each time shall be $2,000,000.00.

(C)          LIBOR Option. At a fixed rate equal to “LIBOR” (as hereinafter defined) plus 100 basis points per annum.  Under this option: (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3 or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 3 Banking Days’ prior notice.  For purposes hereof: (i) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association (the “BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg or another major information vendor listed on the BBA’s official website; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the base may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (iv) “Eurocurrency Liabilities” shall have meaning as set forth in FRB Regulation D; and (v) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(1)           Notwithstanding anything herein to the contrary, if, on or prior to the determination of the LIBOR rate for any LIBOR Interest Period, CoBank determines (which determination shall be conclusive) that quotations of interest rates in accordance with the definition of LIBOR rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR rate advances as provided in this Supplement, then CoBank shall give the Company prompt notice thereof, and so long as such condition remains in effect, CoBank shall be under no obligation to make LIBOR rate loans, convert Base Rate loans into LIBOR rate loans, or continue LIBOR rate loans, and the Company shall, on the last day(s) of the then current applicable LIBOR Interest Period(s) for the outstanding LIBOR rate loans, either prepay such LIBOR rate loans or such LIBOR rate loans shall automatically be converted into a Base Rate loan in accordance with this Section 4.

(2)           If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof subsequent to the date hereof (each, a “Change in Law”) shall make it unlawful for CoBank to (a) advance any LIBOR rate loan or (b) maintain all or any portion of a LIBOR rate loan, then CoBank shall promptly notify the Company thereof.  In the former event, any obligation of CoBank to make available any future LIBOR rate loan shall immediately be canceled (and, in lieu thereof shall be made as a Base Rate loan or Quoted Rate loan at the option of the Company), and in the latter event, any such unlawful LIBOR rate loan or portions thereof then outstanding shall be converted, at the option of the Company, to either a Base Rate loan or a Quoted Rate loan; provided, however, that if any such Change in Law shall permit the LIBOR rate to remain in effect until the expiration of the LIBOR rate period applicable to any such unlawful LIBOR rate loan, then such LIBOR rate loan shall continue in effect until the expiration of such LIBOR rate period. Upon the occurrence of any of the foregoing events on account of any Change in Law, the Company shall pay to CoBank immediately upon demand such amounts as may be necessary to compensate CoBank for any fees, charges, or other costs incurred or payable by CoBank as a result thereof and which, are attributable to any LIBOR rate loans made available to the Company hereunder.

(3)           If CoBank shall determine that, after the date hereof, the adoption of any applicable Law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central

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bank or comparable agency, has or would have the effect of reducing the rate of return on capital of CoBank as a consequence of CoBank’s obligations hereunder to a level below that which CoBank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy existing on the date of this Supplement) by an amount deemed by CoBank to be material, then from tune to time, within fifteen (15) days after demand by CoBank, the Company shall pay to CoBank such additional amount or amounts as will compensate CoBank for such reduction. CoBank agrees to take reasonable steps to reduce the amount of such increase, provided, however, that CoBank shall not be required to take any such step, if in CoBank’s sole opinion, CoBank would suffer an economic loss or any negative legal or regulatory consequences as a result thereof. If CoBank is to require the Company to make payments under this Section then CoBank must make a demand on the Company to make such payment within ninety (90) days of the later of (1) the date on which such capital costs are actually incurred by CoBank, or (2) the date on which CoBank knows, or should have known, that such capital costs have been incurred by CoBank.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate unless the amount fixed is repaid or fixed for an additional period. Notwithstanding the foregoing, rates may not be fixed for periods expiring after the maturity date of the loans. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time; in the case of LIBOR rate loans, all such elections must be made in writing. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or such other day that CoBank shall require in a written notice to the Company, and at maturity; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, interest shall be payable at the maturity of the interest period and if the LIBOR interest rate fix is for a period longer than 3 months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each anniversary of the date the LIBOR interest rate fix was made and at maturity.

SECTION 5. Promissory Note. The Company promises to repay the loans that are outstanding at the time the Commitment expires. If any installment due date is not a day on which CoBank is open for business, then such payment shall be made on the next day on which CoBank is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 4 thereof.

SECTION 6. Letters of Credit. If agreeable to CoBank in its sole discretion in each instance, in addition to loans, the Company may utilize the Commitment to open irrevocable letters of credit for its account. Each letter of credit will be issued within a reasonable period of time after receipt of a duly completed and executed copy of CoBank’s then current form of application (or, if applicable, in accordance with the terms of any CoTrade Agreement between the parties), and shall reduce the amount available under the Commitment by the maximum amount capable of being drawn thereunder. Any draw under any letter of credit issued hereunder shall be deemed an advance under the Commitment. Each letter of credit must be in form and content acceptable to CoBank in its sole discretion, must expire no later than the time the Commitment expires. The fee for issuing each letter of credit shall be 100 basis points of the face amount of each letter of credit, along with an issuance fee to CoBank, for its own account, equal to the greater of (a) 1/8% of the face amount of the letter of credit, or (b) $2,000, payable by the Company at or before issuance or as otherwise agreed. The Company promises to repay the

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outstanding balance on the Commitment in full on demand, or if no demand is made, then any time on or before the Commitment expiration date of August 1, 2006.

SECTION 7. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Lisa Maloy
Title:	VP	Title:	Asst. Secretary

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Loan No. Z269T06A

REVOLVING TERM LOAN SUPPLEMENT

THIS SUPPLEMENT to the Amended and Restated Master Loan Agreement dated July 21, 2003 (the “MLA”), is entered into as of July 20, 2004, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated July 21, 2003 and numbered Z269T06.

SECTION 1.  The Revolving Term Loan Commitment. On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company from the date hereof, up to and including August 1, 2005, in an aggregate principal amount not to exceed, at any one time outstanding, $15,000,000.00 less the amounts scheduled to be repaid during the period set forth below in Section 5 (the “Commitment”). Within the limits of the Commitment, the Company may borrow, repay and reborrow.

SECTION 2.  Purpose. The purpose of the Commitment is to finance the operating needs of the Company.

SECTION 3.  Term. Intentionally Omitted.

SECTION 4.  Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company.

(A)          CoBank Base Rate.  At a rate per annum equal at all times to the rate of interest established by CoBank from time to time as its CoBank Base Rate, which Rate is intended by CoBank to be a reference rate and not its lowest rate. The CoBank Base Rate will change on the date established by CoBank as the effective date of any change therein and CoBank agrees to notify the Company of any such change.

(B)          Quoted Rate. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that: (1) the maximum fixed period shall be 1 day; (2) the minimum amount that may be fixed each time shall be $2,000,000.00.

(C)          LIBOR Option. At a fixed rate equal to “LIBOR” (as hereinafter defined) plus 100 basis points per annum (the “LIBOR Spread”). Under this option: (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3 or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $2,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 3 Banking Days’ prior notice. For purposes hereof: (i) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association (the “BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest for Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg or another major information vendor listed on the BBA’s official website; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the case may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (iv) “Eurocurrency Liabilities” shall have meaning as set forth in FRB Regulation D; and (v) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

The LIBOR Spread may increase or decrease for future fixed amounts based on the Company’s previous fiscal quarter’s leverage ratio, as follows:

LEVERAGE RATIO	INCREASE/DECREASE TO LIBOR SPREAD	CHANGE TO THE LIBOR SPREAD (IN BASIS POINTS)
(as defined below)
A. Equal to or greater than 1.35:1.00	Increase	20
B. Equal to or greater than 1.20:1.00, but less than 1.35:1.00	None	0
C. Less than 1.20:1.00, but greater than or equal to 1.00:1.00	Decrease	10
D. Less than 1.00:1.00	Decrease	20

Leverage Ratio: The Company will maintain a leverage ratio of not more than 1.50:1.0. Leverage ratio is long term debt (excluding current maturities) calculated in accordance with GAAP plus or minus the difference between actual working capital and Minimum Net Working Capital (as defined in the MLA No. Z269, Section 10, as it may be amended), divided by total members investments plus the estimated unit retains.

Changes to the LIBOR Spread shall be made quarterly on the latter of either: (a) five business days after the Bank’s receipt of the Company’s certification of compliance with the leverage ratio, or (b) 30 days after the end of each calendar quarter. If the Company fails to timely furnish to CoBank the compliance certificate as required to be delivered pursuant to the MLA, then the change to the LIBOR Spread shall be an increase of the highest permitted under the above chart.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall

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automatically accrue at the variable rate option unless the amount fixed is repaid or fixed for an additional period in accordance with the terms hereof. Notwithstanding the foregoing, unless CoBank otherwise consents in its sole discretion in each instance, rates may not be fixed for periods expiring after the maturity date of the loans. In the event CoBank consents to one or more balances being fixed for a period or periods extending beyond the maturity date of the loans and the Commitment is not renewed, then each such balance shall be due and payable on the last day of its fixed rate period and the promissory note set forth below shall be deemed amended accordingly. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, interest shall be payable at the maturity of the interest period and if the LIBOR interest rate fix is for a period longer than 3 months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears by the 20th day of the following month and at maturity.

SECTION 5. Promissory Note. The Company promises to repay on the dates set forth below, the outstanding principal, if any, that is in excess of the listed amounts:

Payment Date	Reducing Commitment Amount

December 31, 2004	$12,857,142.86
December 31, 2005	$10,714,285.72
December 31, 2006	$8,571,428.58
December 31, 2007	$6,428,571.44
December 31, 2008	$4,285,714.30
December 31, 2009	$2,142,857.16

followed by a final installment in an amount equal to the remaining unpaid principal balance of the loans on December 31, 2010.

SECTION 6. Prepayment. Subject to Section 13 of the MLA, the loans may be prepaid in whole or in part on one Business Day’s prior written notice. During the term of the Commitment, prepayments shall be applied to such balances, fixed or variable, as the Company shall specify. After the expiration of the term of the Commitment, prepayments shall, unless CoBank otherwise agrees, be applied to principal installments in the inverse order of their maturity and to such balances, fixed or variable, as CoBank shall specify.

SECTION 7. Security. In addition to any other security that may otherwise be required or provided, the Company’s obligations to CoBank under this Supplement are secured by that Restated Mortgage and Security Agreement dated September 15, 1998, from American Crystal Sugar Company to St. Paul Bank for Cooperatives (now known as CoBank as a result of merger), as Collateral Agent, as amended on January 31, 2003 by that certain Modification Agreement to the Amended and Restated Mortgage and Security Agreement.

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SECTION 8. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Lisa Maloy
Title:	VP	Title:	Asst. Secretary

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Loan No. Z269S01G

STATUSED REVOLVING CREDIT SUPPLEMENT

THIS SUPPLEMENT to the Amended and Restated Master Loan Agreement dated July 21, 2003 (the “MLA”), is entered into as of July 20, 2004, between CoBANK, ACB (“CoBank”) and AMERICAN CRYSTAL SUGAR COMPANY, Moorhead, Minnesota (the “Company”), and amends and restates the Supplement dated November 7, 2003 and numbered Z269S01F.

SECTION 1. The Revolving Credit Facility. On the terms and conditions set forth in the MLA and this Supplement, CoBank agrees to make loans to the Company during the period set forth below in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of the “Borrowing Base” (as calculated pursuant to the Borrowing Base Certificate, the form of this is attached hereto as Exhibit A) or the sum of $265,000,000.00. Within the limits of the Commitment, and the limit of the Borrowing Base, the Company may borrow, repay and reborrow.

SECTION 2. Purpose. The purpose of the Commitment is to finance the Company’s general corporate purposes, fund working capital requirements, and support the Company’s commercial paper program.

SECTION 3. Term. The term of the Commitment shall be from the date hereof, up to and including August 1, 2005, or such later date as CoBank may, in its sole discretion, authorize in writing.

SECTION 4. Interest. The Company agrees to pay interest on the unpaid balance of the loans in accordance with one or more of the following interest rate options, as selected by the Company:

(A)          Base Rate Option.  At a rate per annum at all times equal to the Base Rate.  For the purposes hereof, Base Rate means that rate in effect from day to day defined as the “prime rate” as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States’ thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publication or cease publishing the “prime rate” on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Lender in its reasonable discretion. Loans for which the Base Rate option is selected are referred to herein as “Base Rate Loans”.  Base Rate Loans shall be: (a) in minimum amounts of $5,000,000 and incremental multiples of $1,000,000; and (b) made available on any Banking Day.

(B)          Quoted Rate. At a fixed rate per annum to be quoted by CoBank in its sole discretion in each instance. Under this option, rates may be fixed on such balances and for such periods, as may be agreeable to CoBank in its sole discretion in each instance, provided that: (1) the maximum fixed period shall be 1 day; and (2) the minimum amount that may be fixed each time shall be $5,000,000.00.

(C)          LIBOR Option. At a fixed rate equal to “LIBOR” (as hereinafter defined) plus 100 basis points per annum. Under this option: (a) rates may be fixed for “Interest Periods” (as hereinafter defined) of 1, 2, 3 or 6 months, or 1 year, as selected by the Company; (b) the minimum amount that may be fixed at any one time shall be $5,000,000.00; and (c) rates may only be fixed on a “Banking Day” (as hereinafter defined) or, at the option of the Company, on 3 Banking Days’ prior notice.  For purposes hereof: (i) “LIBOR” shall mean the rate (rounded upward to the nearest sixteenth and adjusted for reserves required on “Eurocurrency Liabilities” (as hereinafter defined) for banks subject to “FRB Regulation D” (as hereinafter defined) or required by any other federal law or regulation) quoted by the British Bankers Association (the “BBA”) at 11:00 a.m. London time 2 Banking Days before the commencement of the Interest Period for the offering of U.S. dollar deposits in the London interbank market for the Interest Period designated by the Company, as published by Bloomberg or another major information vendor listed on the BBA’s official website; (ii) “Banking Day” shall mean a day on which CoBank is open for business, dealings in U.S. dollar deposits are being carried out in the London interbank market, and banks are open for business in New York City and London, England; (iii) “Interest Period” shall mean a period commencing on the day the Company elects to fix a rate under this option and ending on the numerically corresponding day in the next calendar month or the month that is 2, 3 or 6 months or 1 year thereafter, as the case may be; provided, however, that: (x) in the event such ending day is not a Banking Day, such period shall be extended to the next Banking Day unless such next Banking Day falls in the next calendar month, in which case it shall end on the preceding Banking Day; and (y) if there is no numerically corresponding day in the month, then such period shall end on the last Banking Day in the relevant month; (iv) “Eurocurrency Liabilities” shall have meaning as set forth in FRB Regulation D; and (v) “FRB Regulation D” shall mean Regulation D as promulgated by the Board of Governors of the Federal Reserve System, 12 CFR Part 204, as amended.

(1)            Notwithstanding anything herein to the contrary, if, on or prior to the determination of the LIBOR rate for any LIBOR Interest Period, CoBank determines (which determination shall be conclusive) that quotations of interest rates in accordance with the definition of LIBOR rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR rate advances as provided in this Supplement, then CoBank shall give the Company prompt notice thereof, and so long as such condition remains in effect, CoBank shall be under no obligation to make LIBOR rate loans, convert Base Rate loans into LIBOR rate loans, or continue LIBOR rate loans, and the Company shall, on the last day(s) of the then current applicable LIBOR Interest Period(s) for the outstanding LIBOR rate loans, either prepay such LIBOR rate loans or such LIBOR rate loans shall automatically be converted into a Base Rate loan in accordance with this Section 4

(2)            If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof subsequent to the date hereof (each, a “Change in Law”) shall make it unlawful for CoBank to (a) advance any LIBOR rate loan or (b) maintain all or any portion of a LIBOR rate loan, then CoBank shall promptly notify the Company thereof. In the former event, any obligation of CoBank to make available any future LIBOR rate loan shall immediately be canceled (and, in lieu thereof shall be made as a Base Rate loan or Quoted Rate loan at the option of the Company), and in the latter event, any such unlawful LIBOR rate loan or portions thereof then outstanding shall be converted, at the option of the Company, to either a Base Rate loan or a Quoted Rate loan; provided, however, that if any such Change in Law shall permit the LIBOR rate to remain in effect until the expiration of the LIBOR rate period applicable to any such unlawful LIBOR rate loan, then such LIBOR rate loan shall continue in effect until the expiration of such LIBOR rate period. Upon the occurrence of any of the foregoing events on account of any Change in Law, the Company shall pay to CoBank immediately upon demand such amounts as may be necessary to compensate CoBank for any fees, charges, or other costs incurred or payable by CoBank as a result thereof and which are attributable to any LIBOR rate loans made available to the Company hereunder.

(3)            If CoBank shall determine that, after the date hereof, the adoption of any applicable Law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration, thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of CoBank as a consequence of CoBank’s obligations hereunder to a level below that which CoBank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy existing on the date of this Supplement) by an amount deemed by CoBank to be material, then from time to time, within fifteen (15) days after demand by CoBank, the Company shall pay to CoBank such additional amount or amounts as will compensate CoBank for such reduction. CoBank agrees to take reasonable steps to reduce the amount of such increase, provided, however, that CoBank shall not be required to take any such step, if in CoBank’s sole opinion, CoBank would suffer an economic loss or any negative legal or regulatory consequences as a result thereof. If CoBank is to require the Company to make payments under this Section then CoBank must make a demand on the Company to make such payment within, ninety (90) days of the later of (1) the date on which such capital costs are actually incurred by CoBank, or (2) the date on which CoBank knows, or should have known, that such capital costs have been incurred by CoBank.

The Company shall select the applicable rate option at the time it requests a loan hereunder and may, subject to the limitations set forth above, elect to convert balances bearing interest at the variable rate option to one of the fixed rate options. Upon the expiration of any fixed rate period, interest shall automatically accrue at the variable rate unless the amount fixed is repaid or fixed for an additional period. Notwithstanding the foregoing, rates may not be fixed for periods expiring after the maturity date of the loans. All elections provided for herein shall be made telephonically or in writing and must be received by 12:00 Noon Company’s local time; in the case of LIBOR rate loans, all such elections must be made in writing. Interest shall be calculated on the actual number of days each loan is outstanding on the basis of a year consisting of 360 days and shall be payable monthly in arrears by the 20th day of the following month or such other day that CoBank shall require in a written notice to the Company, and at maturity; provided, however, in the event the Company elects to fix all or a portion of the indebtedness outstanding under the LIBOR interest rate option above, interest shall be payable at the maturity of the interest period and if the LIBOR interest rate fix is for a period longer than 3 months, interest on that portion of the indebtedness outstanding shall be payable quarterly in arrears on each anniversary of the date the LIBOR interest rate fix was made and at maturity.

SECTION 5. Promissory Note. The Company promises to repay the unpaid principal balance of the loans on the first CoBank business day following the last day of the term of the Commitment. In addition to the above, the Company promises to pay interest on the unpaid principal balance of the loans at the times and in accordance with the provisions set forth in Section 4 hereof. This note replaces and supersedes, but does not constitute payment of the indebtedness evidenced by, the promissory note set forth in the Supplement being amended and restated hereby.

SECTION 6. Borrowing Base Certificate, Etc. The Company agrees to furnish a Borrowing Base Certificate to CoBank at such times or intervals as CoBank may from time to time request. Until receipt of such a request, the Company agrees to furnish a Borrowing Base Certificate to CoBank as soon as available after the end of each quarter, but in no event more than 5 days after the Company’s quarterly filing with the Securities Exchange Commission, calculating the Borrowing Base as of the last day of the quarter for which the Certificate is being furnished. However, if no balance is outstanding hereunder on the last day of such period, no Report need be furnished. Regardless of the frequency of the reporting, if at any time the amount outstanding under the Commitment exceeds the lesser of the Borrowing Base or $265,000.00, the Company shall immediately notify CoBank and repay so much of the loans as is necessary to reduce the amount outstanding under the Commitment to the limits of the lesser of the Borrowing Base or $265,000.00.

SECTION 7. Commitment Fee. In consideration of the Commitment, the Company agrees to pay to CoBank a commitment fee on the average daily unused portion of the Commitment at the rate of 20 basis points per annum (calculated on a 360 day basis), payable quarterly in arrears by the 20th day following each calendar quarter. Such fee shall be payable for each calendar quarter (or portion thereof) occurring during the original or any extended term of the Commitment. For purposes of calculating the commitment fee only, the “Commitment” shall mean the dollar amount specified in Section 1 hereof, irrespective of the Borrowing Base.

SECTION 8. Utilization Fee. For any day on which the outstanding principal amount of loans shall be greater than 25% of the Commitment (but no greater than 50% of the Commitment), the Company shall pay to CoBank a utilization fee equal to 0.125% per annum (calculated on a 360 day basis) on the aggregate amount outstanding on such day. For any day on which the outstanding principal amount of loans shall be greater than 50% of the Commitment, the Company shall pay to CoBank a utilization fee equal to 0.25% per annum (calculated on a 360 day basis) on the aggregate amount outstanding on such day. Accrued and unpaid utilization fees, if any, shall be payable quarterly in arrears by the 20th day following each calendar quarter.

IN WITNESS WHEREOF, the parties have caused this Supplement to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		AMERICAN CRYSTAL SUGAR COMPANY

By:	/s/ Michael Tousignant	By:	/s/ Lisa Maloy
Title:	VP	Title:	Asst. Secretary